UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 27, 2002



                                SEACOR SMIT INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-12289                   13-3542736
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


      11200 RICHMOND, SUITE 400
           HOUSTON, TEXAS                                      77082
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (281) 899-4800



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

           On September 20, 2002, SEACOR SMIT Inc. entered into a firm commitment underwriting agreement with Morgan Stanley & Co. Incorporated to sell $200 million of 5-7/8% senior notes due October 1, 2012 under a Registration Statement (No. 333-53326) on Form S-3 declared effective in January 2002. The transaction was completed on September 27, 2002, and the notes were issued under a supplemental indenture to the Senior Debt Indenture previously executed between SEACOR SMIT Inc. and U.S. Bank National Association, as trustee. Forms of each of the underwriting agreement and the supplemental indenture are filed herewith.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)        EXHIBITS.

           EXHIBIT NO.                         DESCRIPTION
           -----------                         -----------

              1.1 Underwriting Agreement, dated as of September 20, 2002, between SEACOR SMIT Inc. and Morgan Stanley & Co. Incorporated.

              4.1 First Supplemental Indenture, dated as of September 27, 2002, to Indenture, dated as of January 10, 2001, between SEACOR SMIT Inc. and U.S. Bank National Association.









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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SEACOR SMIT INC.

Date: September 30, 2002                  By: /s/  Randall Blank
                                              ---------------------------------
                                              Name: Randall Blank
                                              Title: Executive Vice President,
                                                     Chief Financial Officer
                                                     and Secretary













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
                                  EXHIBIT INDEX


     EXHIBIT NO.                               DESCRIPTION
     -----------                               -----------

         1.1 Underwriting Agreement, dated as of September 20, 2002, between SEACOR SMIT Inc. and Morgan Stanley & Co. Incorporated.

         4.1 First Supplemental Indenture, dated as of September 27, 2002, to Indenture, dated as of January 10, 2001, between SEACOR SMIT Inc. and U.S. Bank National Association.

















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